EXHIBIT 32.1

CERTIFICATION PURSUANT TO RULE 13a-14(b) OR

RULE 15d-14(b) and 18 U.S.C. Sec.1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Universal Communication Systems, Inc. (the “Company”) on Form 10-QSB for the period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael J. Zwebner, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The  Report  fully  complies with the requirements of Section 13(a) or 15(d)  of  the  Securities  Exchange  Act  of  1934;  and

(2)

The  information  contained  in  the  Report  fairly  presents, in all material  respects,  the  financial  condition  and results of operations of the Company.

Date: August 21, 2006

By:	/s/ MICHAEL ZWEBNER
Michael Zwebner
Chief Executive Officer